Exhibit 99.2

SHAREHOLDER AGREEMENT

This Shareholder Agreement, dated January 30, 2013 (this “Agreement”), is by and among ACI Worldwide, Inc., a Delaware corporation (“Parent”), Ocelot Acquisition Corp., a Delaware corporation (“Purchaser”), and Special Value Expansion Fund, LLC, a Delaware limited liability company (the “Stockholder”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement (as defined below).

A. Stockholder is the record and beneficial owner of the number of shares of common stock (“Common Shares”) of Online Resources Corporation, a Delaware corporation (the “Company”), and Series A-1 Convertible Preferred Stock of the Company (the “Preferred Shares”, and all such Common Shares and Preferred Shares being hereinafter referred to as the “Shares”), as set forth on Annex A hereto;

B. Parent, Purchaser and the Company propose to enter into a Transaction Agreement, dated as of the date hereof (as amended from time to time, the “Transaction Agreement”), providing, among other things, for Purchaser to commence a tender offer for all of the issued and outstanding Common Shares (the “Offer”) and that, upon the terms and subject to the conditions therein, Purchaser will merge with and into the Company (the “Merger”); and

C. As a condition to the willingness of Parent and Purchaser to enter into the Transaction Agreement, Parent and Purchaser have requested that the Stockholder agree, and in order to induce Parent and Purchaser to enter into the Transaction Agreement, the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

I. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants to Parent and Purchaser as follows:

1.1 The Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply to all uses of the term “beneficial owner” (or any variation thereof) contained in this Agreement) of, and has good title to, the Shares set forth on Annex A, free and clear of any Liens (including any restriction on the right to vote, sell or otherwise dispose of the Shares), except any (a) Liens that as of the date hereof do not restrict or impair the ability of the Stockholder to consummate the transactions contemplated by this Agreement and that as of the Acceptance Date will not be Liens on the Shares or (b) Liens resulting from this Agreement.

1.2 The Shares constitute all of the securities (as defined in Section 3(10) of the Exchange Act, which definition will apply to all uses of the term “securities” contained in this Agreement) of the Company owned of record or beneficially, directly or indirectly, by the Stockholder (excluding any securities beneficially owned by any of the Stockholder’s affiliates or associates (as such terms are defined in Rule 12b-2 under the

Exchange Act, which definitions will apply to all uses of the terms “affiliates” and “associates,” respectively, contained in this Agreement) as to which the Stockholder does not have voting or investment power).

1.3 Except for the Shares, the Stockholder does not, directly or indirectly, own beneficially or of record or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is the Stockholder subject to any contract, commitment, arrangement, understanding or relationship (whether or not legally enforceable), other than this Agreement, that obligates him to vote or acquire any securities of the Company. The Stockholder holds exclusive power to vote the Shares and has not granted a proxy or other right to any other Person to vote the Shares, subject to the limitations set forth in this Agreement.

1.4 The Stockholder has the requisite legal power and authority to execute, deliver and perform its obligations under this Agreement. The Stockholder has duly authorized, executed and delivered this Agreement. This Agreement is the Stockholder’s valid and legally binding obligation, enforceable against the Stockholder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting the enforcement of creditors’ rights generally and by general equitable principles.

1.5 No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by the Stockholder in connection with the execution, delivery or performance by the Stockholder of this Agreement, except for filings with the SEC or stock exchange required disclosures as may be required in connection with this Agreement and the transactions contemplated hereby.

1.6 The execution, delivery and performance of this Agreement by the Stockholder does not and will not constitute a violation of any law, rule or regulation, any judgment, decree or order or any contract or other obligation to which the Stockholder or any of the Stockholder’s properties is subject or bound.

II. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Parent and Purchaser represent and warrant to the Stockholder as follows:

2.1 Each of Parent and Purchaser has the requisite legal power and authority to execute, deliver and perform its obligations under this Agreement. Each of Parent and Purchaser has duly authorized, executed and delivered this Agreement. This Agreement is each of Parent’s and Purchaser’s valid and legally binding obligation, enforceable against each of them in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting the enforcement of creditors’ rights generally and by general equitable principles.

2.2 No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by either Parent or Purchaser in connection with the execution, delivery or performance by Parent and Purchaser of this Agreement, except for filings with the SEC or stock exchange required disclosures as may be required in connection with this Agreement and the transactions contemplated hereby.

2.3 The execution, delivery and performance of this Agreement by Parent and Purchaser does not and will not constitute a violation of any law, rule or regulation, any judgment, decree or order or any contract or other obligation to which Parent or Purchaser or any of their properties is subject or bound.

III. TRANSFER OF THE SHARES

3.1 Transfer of the Shares. During the term of this Agreement, except as otherwise provided herein, the Stockholder will not (a) tender into any tender or exchange offer or otherwise sell, transfer, pledge, assign or otherwise dispose of, or offer to do any of the foregoing or encumber with any Lien, any of the Shares, (b) acquire any Common Shares or other securities of the Company (otherwise than in connection with a transaction of the type described in Section 3.2), (c) deposit the Shares into a voting trust, enter into any other voting or support agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect to the Shares, or (d) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, transfer, pledge, assignment or other disposition of any interest in or the voting of any Common Shares, Preferred Shares or any other securities of the Company.

3.2 Adjustments. (a) In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock or other securities of the Company on, of or affecting the Shares or the like or any other action that would have the effect of changing the Stockholder’s ownership of Common Shares, Preferred Shares or other securities of the Company or (ii) the Stockholder becomes the beneficial owner of any additional Common Shares, Preferred Shares or other securities of the Company, then the terms of this Agreement will apply to the shares of capital stock held by the Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof as described in clause (ii) as though they were Shares hereunder.

(b) The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new Common Shares and Preferred Shares acquired by the Stockholder, if any, after the date hereof.

IV. COVENANTS

4.1 Tender of Common Shares; Purchase of Preferred Shares. (a) The Stockholder will validly tender (or cause the record owner of such Common Shares to validly tender) and sell (and not withdraw) pursuant to and in accordance with the terms of the Offer not later than the fifteenth Business Day after commencement of the Offer all of the Stockholder’s Shares that are Common Shares. In the event, notwithstanding the provisions of the first sentence of this Section 4.1(a), that any of such Common Shares are for any reason withdrawn from the Offer or are not purchased pursuant to the Offer, such Common Shares will remain subject to the terms of this Agreement. The Stockholder acknowledges that Purchaser’s obligation to accept for payment and pay for the Common Shares in the Offer is subject to all the terms and conditions of the Offer.

(b) Purchase of Preferred Shares. Subject to the occurrence of the Acceptance Date, on the Payment Date, Purchaser will purchase the Stockholder’s Shares that are Preferred Shares for a price per share in cash equal to the Series A-1 Preference Amount (as defined in the Certificate of Designations) calculated as of the day immediately preceding the Payment Date. For purposes of this Agreement, the “Payment Date” means the date on which Purchaser commences payment for Common Shares purchased in the Offer. Within five Business Days of the date of commencement of the Offer, the Stockholder will deliver to Purchaser certificates to be held in escrow that represent such Preferred Shares, duly endorsed for transfer or accompanied by a duly executed stock power, and a letter of transmittal substantially in the form used in the Offer (with such modifications as may be reasonably specified by Purchaser to effect the transfer to Purchaser of the Preferred Shares, and not Common Shares in the Offer). Such certificates and other documents will be held by Purchaser in escrow for the benefit of the Stockholder, provided, however, that, solely in the event that Purchaser accepts the Common Shares tendered pursuant to and in accordance with the terms and conditions of the Offer, such certificates for the Preferred Shares and other documents will, without further action, be deemed irrevocably delivered to Purchaser, Purchaser will have purchased the Preferred Shares and the Stockholder’s sole right will be to receive the Series A-1 Preference Amount as herein provided, which amount Purchaser will pay on the Payment Date by bank wire transfer in New York Clearing House funds to the account of the Stockholder specified on the signature page hereto. In the event that this Agreement is terminated in accordance with its terms, Purchaser will promptly, and no later than two Business Days after such termination date, deliver to the Stockholder all certificates for the Preferred Shares and other documents that the Stockholder delivered to Purchaser pursuant to this Section 4.1(b). For the avoidance of doubt, Parent and Purchaser hereby acknowledge and agree that, except as provided in Section 4.2, any certificates for Preferred Shares and other documents delivered by the Stockholder to the Purchaser to be held in escrow pursuant to the terms and conditions of this Section 4.1(b) will not grant any investment, voting or other rights whatsoever in such Preferred Shares unless and until the Purchaser accepts the Common Shares tendered pursuant to and in accordance with the terms and conditions of the Offer.

4.2 Support. The Stockholder, by this Agreement, does hereby constitute and appoint Parent and Purchaser, or any nominee thereof, with full power of substitution, during and for the term of this Agreement, as its true and lawful attorney and proxy for and in its name, place and stead, to vote all the Shares that the Stockholder beneficially owns at the time of such vote, at any annual, special or adjourned meeting of the stockholders of the Company (and this appointment will include the right to sign his name (as Stockholder) to any consent, certificate or other document relating to the Company that the laws of the State of Delaware may require or permit) (a) in favor of adoption of the Transaction Agreement and approval of the Merger and the other transactions contemplated thereby and (b) against (x) any Acquisition Proposal and (y) any action or agreement that would result in a breach in any respect of any covenant, agreement, representation or warranty of the Company under the Transaction Agreement. This proxy and power of attorney is a proxy and power coupled with an interest, and the Stockholder declares that it is irrevocable during and for the term of this Agreement. The Stockholder hereby revokes all and any other proxies with respect to the Shares that he may have heretofore made or granted. For Shares as to which the Stockholder is the beneficial but not the record owner, the Stockholder will use his reasonable best efforts to cause the record owner of any such Shares to grant to Parent and Purchaser a proxy to the same effect as that contained herein.

4.3 Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Shares owned by the Stockholder.

4.4 Stockholder Capacity. The Stockholder enters into this Agreement solely in its capacity as the record and beneficial owner of the Shares. Nothing contained in this Agreement will limit the rights and obligations of the Stockholder, any affiliates, directors, officers or other representatives of the Stockholder in their capacity as a director or officer of the Company, and the agreements set forth herein will in no way restrict any director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company.

V. TERMINATION

This Agreement and all rights and obligations of the parties hereunder will terminate, and no party will have any rights or obligations hereunder and this Agreement will become null and void on, and have no further effect as of the date upon which the Transaction Agreement is validly terminated; provided that, in the event of termination, the provisions set forth in Section 6.1 and Article VII will survive termination of this Agreement. Nothing in this Article V will relieve any party from any liability for any breach of this Agreement prior to its termination.

VI. COVENANTS OF THE PARTIES

6.1 Expenses. Except as may otherwise be specifically provided herein and without limitation of any rights that a party hereto may have with respect to expense reimbursement from any third party that is not a party hereto, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses, whether or not the Offer or the Merger is consummated.

6.2 Redemption. During the term of this Agreement, the Stockholder will not require the Company to redeem all, of any part of, the Preferred Shares pursuant to Article First, Section 8 of the Certificate of Designations.

6.3 Disclosure. The Stockholder hereby authorizes Parent, Purchaser and the Company to disclose in the Offer Documents and in the Company’s Proxy Statement such information as Parent or the Company determines is required by law as relates to this Agreement. The Stockholder and its counsel will be given a reasonable opportunity to review and comment on such information in the Offer Documents and in the Company’s Proxy Statement prior to their filing with the SEC and Parent and Purchaser will consider in good faith all reasonable additions, deletions or changes suggested thereto by the Stockholder and its counsel. Parent and Purchaser will (i) provide the Stockholder and its counsel with a copy of any written comments (or a description of any oral comments) received by Parent, Purchaser or their counsel from the SEC or its staff with respect to such information in the Offer Documents promptly after receipt of such comments, (ii) consult with the Stockholder (and give the Stockholder and its counsel reasonable opportunity to review) regarding any such comments prior to responding thereto, and Parent and Purchaser will consider in good faith all reasonable additions, deletions or changes suggested thereto by the Stockholder and its counsel, and (iii) provide the Stockholder and its counsel with copies of any written comments or responses thereto. Parent and Purchaser will endeavor in good faith to respond promptly to any comments of the SEC or its staff with respect to the Offer Documents.

6.4 No Solicitation. The Stockholder will comply with the provisions of Sections 5.8(a), (b) and (c) of the Transaction Agreement to the same extent as applicable to the Company. Notwithstanding the immediately preceding sentence, nothing in this Agreement will prohibit any partner, member, director, officer, employee, trustee or affiliates of the Stockholder who is or becomes during the term of this Agreement an officer or director of the Company from taking, or refraining from taking, any action that such officer or director, as applicable, that is permitted by Section 5.8 of the Transaction Agreement or is otherwise permitted by the terms and conditions of the Transaction Agreement or that such person determines in good faith after consultation with outside legal counsel would, if not so taken or omitted to be taken, be reasonably likely to be inconsistent with such officer’s or director’s fiduciary duties under applicable law. If, prior to the termination of this Agreement, the Stockholder receives a proposal with respect to the sale of the Shares in connection with an Acquisition Proposal, then the Stockholder will promptly inform Parent of the identity of the person making, and the material terms of, such proposal in the manner set forth in Section 5.8 of the Transaction Agreement.

6.5 Further Assurances. Each party hereto will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

6.6 Press Releases. The Stockholder will not issue any press release or other public disclosure with respect to this Agreement without the prior written consent of Parent, but may make disclosure required by applicable law if the Stockholder gives Parent and its counsel a reasonable opportunity to review and comment on such disclosure and considers such comments in good faith. Parent and Purchaser will not issue any press release or other written public disclosure with respect to this Agreement without the prior written consent of the Stockholder, which consent will not be unreasonably withheld, conditioned or delayed, but may make such written disclosure if Parent and Purchaser believe in good faith it to be accurate and complete in all material respects; provided that, if practicable under the circumstances, Parent and Purchaser will give the Stockholder and its counsel a reasonable opportunity to review and comment on any such written disclosure and consider such comments in good faith.

VII. MISCELLANEOUS.

7.1 Survival. All representations, warranties, agreements and covenants contained herein will survive the consummation of the Offer or the Merger.

7.2 Waiver; Amendment. Any provision of this Agreement may be (a) waived by the party benefited by the provision, but only in writing, or (b) amended or modified at any time, but only by a written agreement executed in the same manner as this Agreement, except to the extent that any such amendment would violate applicable law.

7.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements among the parties hereto with respect to such matters.

7.4 Governing Law; Jurisdiction. This Agreement and all disputes between the parties under or relating to this Agreement or the facts and circumstances leading to its execution and delivery, whether in contract, tort or otherwise, will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles that would result in the application of the law of any other State. The Delaware Court of Chancery (and if the Delaware Court of Chancery will be unavailable, any Delaware state court and the Federal court of the United States of America sitting in the State of Delaware) will have exclusive jurisdiction over any and all disputes among the parties hereto, whether at law or in equity, based upon, arising out of or relating to this Agreement or the facts and circumstances leading to its execution and delivery, whether in contract, tort or otherwise. Each of the parties irrevocably consents to and agrees to submit to the exclusive jurisdiction of such courts, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware, and hereby waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (a) such party is not personally subject to the jurisdiction of such courts, (b) such party and such party’s property is immune from any legal process issued by such courts or (c) any litigation commenced in such courts is brought in an inconvenient forum.

7.5 WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5.

7.6 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party will be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party or any other Person will be required to obtain, furnish or post any bond or other form of security in connection with or as a condition to obtaining any remedy referred to in this Section 7.6, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or other form of security.

7.7 Headings. The table of contents and Section headings contained in this Agreement are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement.

7.8 Notices. All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given when personally delivered or transmitted by facsimile (with confirmation of successful transmission) to the persons, addresses and/or facsimile numbers set forth below or such other place as such party may specify by notice given in accordance with this Section 7.8.

If to the Stockholder:

c/o Tennenbaum Capital Partners LLC

2951 28th Street, Suite 1000

Santa Monica, CA 90405

Attention:         Michael Leitner, Managing Partner

Facsimile:         (310) 899-4950

With a copy to:

Milbank, Tweed, Hadley & McCloy LLP

601 S. Figueroa, 30th Floor

Los Angeles, CA 90017

Attention:         Melainie K. Mansfield

Facsimile:         (213) 892-4711

If to Parent or Purchaser, to:

ACI Worldwide, Inc.

3520 Kraft Road, Suite 300

Naples, Florida 34105

Attention:     General Counsel

Facsimile:     (402) 778-2567

With a copy to:

Jones Day

222 East 41st Street

New York, New York 10017

Attention:         Robert A. Profusek

Facsimile:         (212) 755-7306

7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, and transmission of a duly executed counterpart hereof by electronic means will be deemed to constitute delivery of an executed original manual counterpart hereof.

7.10 Assignment. No party may assign either this Agreement or any of its rights or interests, or delegate any of its duties, hereunder, in whole or in part, without the prior written consent of the other parties. Any attempt to make any such assignment without such consent will be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns.

7.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon any such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

7.12 Cumulative Rights. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by any party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

7.13 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties and does not confer on third parties any remedy, claim, reimbursement, claim of action or other right in addition to those existing without reference to this Agreement.

7.14 No Recourse. In the event the Acceptance Date does not occur for any reason whatsoever, the Stockholder will have no recourse against Parent, Purchaser or any past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney or representative of Parent or the Purchaser under this Agreement (collectively, the “Parent Persons”) (it being understood and agreed that the liability of the Parent Persons, if any, will be solely to the Company and determined solely in accordance with the Transaction Agreement).

[Signatures on following two pages]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

ACI WORLDWIDE, INC.

By:	/s/ Dennis P. Byrnes
Name:	Dennis P. Byrnes
Title:	Executive Vice President

OCELOT ACQUISITION CORP.

By:	/s/ Dennis P. Byrnes
Name:	Dennis P. Byrnes
Title:	President

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Michael Leitner
Name: Michael Leitner
Title: Managing Partner

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ANNEX A

NUMBER OF COMMON SHARES	NUMBER OF PREFERRED SHARES
549,555	22,255.19288

Annex A-1